Exhibit 10.15

FULL-RECOURSE SECURED PROMISSORY NOTE

$1,000,000	June 7, 2006

1.               For value received, the undersigned (“Debtor”) promises to pay to GeoPetro Resources Company, a California corporation (“Lender”), or order, at One Maritime Plaza, Suite 700, San Francisco, California  94111, or at such other location as Lender may from time to time designate, the principal sum of One Million Dollars ($1,000,000), with interest thereon at the rate of eight percent (8%) per annum, (the “Interest Rate”). Principal and interest shall be due and payable March 31, 2007 (the “Payment Date”).  All payments made shall first be applied to accrued but unpaid interest and second to outstanding principal.  If the Payment Date falls on a day which is not a banking day in California, the payment shall be due on the next succeeding banking day.

2.               This Note is the Full-Recourse Secured Promissory Note referred to in that certain Pledge Agreement (the “Pledge Agreement”), dated as of even date herewith, between Debtor and Lender, and the holder hereof is entitled to the benefits thereof. Reference is herein made to said Pledge Agreement for a description of the provisions upon which this Note is issued and secured, and the nature and extent of the security and the rights of the holder hereof.

3.               Debtor is and shall remain absolutely and unconditionally liable for the performance of its obligations under this Note, including, without limitation, any deficiency by reason of the failure of the collateral described in the Pledge Agreement to satisfy all amounts due Lender hereunder.  Debtor acknowledges and agrees that Lender is not required to utilize or exhaust the collateral described in the Pledge Agreement to satisfy any amounts due hereunder which are not timely paid, and that Lender may exercise any or all rights at law, equity or otherwise to receive payment in the event Debtor fails to pay any amount due hereunder.

4.               Principal and interest shall be payable in lawful money of the United States of America.

5.               This Note may be prepaid, in whole or in part, at any time without penalty.

6.               The following events shall constitute an “Event of Default” under the Note:  (a) the failure of Debtor to make any payment required under this Note when due; (b) any breach, misrepresentation or other default by Debtor under this Note or the Pledge Agreement; (c) the insolvency of Debtor or the failure of Debtor generally to pay his debts as such debts become due; (d) the commencement as to Debtor of any voluntary or involuntary proceeding under any laws relating to bankruptcy, insolvency, reorganization, arrangement, debt adjustment or debtor relief; (e) the assignment by Debtor for the benefit of Debtor’s creditors; (f) the appointment, or commencement of any proceedings for the appointment, of a receiver, trustee, custodian or similar official for any of Debtor’s property; (g) the death of Debtor; (h) the failure of Debtor to comply with any order, judgment, injunction, decree, writ or demand of any court or other public authority; (i) the filing or recording against Debtor, or the property of Debtor, of any notice of levy, notice to withhold, or other legal process for taxes other than property taxes; (j) the default by Debtor on any obligation concerning the

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borrowing of money; (k) the issuance against Debtor, or the property of Debtor, of any writ of attachment, execution, or other judicial lien; or (l) the deterioration of the financial condition of Debtor which results in Lender deeming itself, in good faith, insecure.  Upon the occurrence of any such Event of Default, Lender may declare, in its discretion, all obligations under this Note immediately due and payable; however, upon the occurrence of an event of default under (d), (e) or (f), all principal and interest shall automatically become immediately due and payable.

7.               In case any one or more Events of Default shall occur and be continuing and acceleration of this Note shall have occurred, Lender may, among other things, proceed to protect and enforce its rights by an action at law, suit in equity or other appropriate proceeding, whether for the specific performance of any agreement contained herein or in the Pledge Agreement, or for an injunction against a violation of any of the terms hereof or thereof or in and of the exercise of any power granted hereby or thereby or by law.  No right conferred upon Lender hereby or by the Pledge Agreement shall be exclusive of any other right referred to herein or therein or now or hereafter available at law, in equity, by statute or otherwise.  Any principal or interest not paid by Debtor when due under this Note will bear interest at the rate of ten percent (10%).

8.               Debtor agrees to pay all costs, expenses and fees (including, without limitation, all attorneys’ fees) incurred by Lender in any proceeding for collection of the debt evidenced hereby, or in any litigation or controversy arising from or connected with this Note.

9.               This Note shall be governed by, and construed in accordance with, the laws of the State of California without reference to its conflict of laws principles.  Debtor hereby expressly consents to jurisdiction and venue for any litigation arising out of, under or related to this Note in the federal and state courts of California.

10.         Reference in this Note to “Lender” shall mean the original Lender hereunder so long as such Lender shall be a holder of this Note, and thereafter shall mean any subsequent holder(s) of this Note.

11.         Time is of the essence of each obligation of Debtor hereunder.

12.         No delay or omission on the part of Lender in exercising any rights hereunder or under any other instrument given to secure this Note, shall operate as a waiver of such right or of any other right hereunder, or under said instruments.

13.         Debtor hereby waives presentment for payment, demand, notice of dishonor, and protest of this Note, and further agrees that none of the terms or provisions of this Note may be waived, altered, modified or amended, except as Lender may consent thereto in writing.

14.         All agreements between Debtor and Lender are hereby expressly limited so that in no contingency or event whatsoever shall the amount paid or agreed to be paid to Lender for the use, forbearance, or retention of money exceed the maximum permissible under applicable law.  If, from any circumstance whatsoever, fulfillment of any provision hereof, at the time performance of such provisions shall be due, shall be prohibited by law, the obligation to be fulfilled shall be reduced to the maximum not so prohibited, and, if from any circumstances,

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Lender should ever receive as interest an amount which would exceed the highest lawful rate, such amount as would be excessive interest shall be applied to the reduction of the principal balance outstanding under this Note and not to the payment of interest. This provision shall control every other provision of all agreements between Debtor and Lender.

DEBTOR:

/s/ G. Carter Sednaoui
G. Carter Sednaoui

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PLEDGE AGREEMENT

This Pledge Agreement (the “Agreement”) is made effective as of June ____, 2006, by G. Carter Sednaoui (“Pledgor”) in favor of GeoPetro Resources Company, a California corporation (“Lender”).

RECITALS

A.            Pledgor has executed that certain Full-Recourse Secured Promissory Note of even date herewith (hereinafter, as the same may be subsequently amended, restated, supplemented or otherwise modified from time to time, the “Note”) in favor of Lender, pursuant to which Lender has lent funds to Pledgor (the “Loan”) subject to the terms and conditions thereof.

B.            Pledgor is the record and beneficial owner of certain shares of capital stock of Lender.

NOW, THEREFORE, in consideration of the above Recitals and to induce Lender to make the Loan, the parties hereto hereby agree as follows:

1.             Definitions.           The following terms shall have (unless otherwise provided elsewhere in this Agreement) the following respective meanings (such meanings being equally applicable to both the singular and plural form of the terms defined):

“Bankruptcy Code” shall mean the provisions of title 11 of the United States Code, 11 U.S.C. §§ 101 et seq.

“Event of Default” shall have the meaning assigned to it in Section 8.

“Indebtedness” shall have the meaning assigned to it in Section 3.

“Pledged Collateral” shall have the meaning assigned to it in Section 2.

“Pledged Shares” shall have the meaning assigned to it in Section 2.

“Securities Act” shall mean the provisions of the Securities Act of 1933, 15 U.S.C. Sections 77a et seq.

“Termination Date” shall mean the date on which the Indebtedness has been indefeasibly repaid in full.

2.             Grant of Security Interest.                Pledgor hereby grants to Lender a possessory security interest in 564,120 of Pledgor’s shares of common stock of Lender (the “Pledged Shares”) and the certificates representing the Pledged Shares, any and all replacements, accessions and substitutions in respect of the Pledged Shares, and all dividends, distributions, cash instruments and other property  or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such Pledged Shares (the “Pledged Collateral”).

3.             Indebtedness.        Pledgor agrees that the Pledged Collateral is and shall be security for the timely payment and performance of all obligations under all Indebtedness to Lender.  “Indebtedness” means all debts, obligations and liabilities of Pledgor in connection with the Note; all renewals, extensions and modifications thereof; and all attorneys’ fees and costs incurred by Lender in connection with the collection and enforcement thereof.

4.             Delivery of Pledged Collateral.         All certificates evidencing the Pledged Collateral have been or shall be delivered to and held by Lender or to a bailee on behalf of Lender pursuant to the terms of this Agreement.  All Pledged Shares shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to Lender.

5.             Representations and Warranties.    Pledgor represents and warrants to Lender that:

(a)           Pledgor is, and at the time of delivery of the Pledged Shares to Lender, the sole holder of record and the sole beneficial owner of such Pledged Collateral pledged by it free and clear of any lien thereon or affecting the title thereto, except for any lien created by this Agreement;

(b)           Pledgor has the right and requisite authority to pledge, assign, transfer, deliver, deposit and set over the Pledged Collateral pledged by Pledgor to Lender as provided herein;

(c)           No consent, approval, authorization or other order or other action by, and no notice to or filing with, any governmental authority or any other Person is required (i) for the pledge by Pledgor of the Pledged Collateral pursuant to this Agreement or for the execution, delivery or performance of this Agreement by Pledgor, or (ii) for the exercise by Lender of the voting or other rights provided for in this Agreement or the remedies in respect of the Pledged Collateral pursuant to this Agreement, except as may be required in connection with such disposition by laws affecting the offering and sale of securities generally;

(d)           The pledge, assignment and delivery of the Pledged Collateral pursuant to this Agreement will create a valid first priority lien in favor of Lender in the Pledged Collateral and the proceeds thereof, securing the payment of Pledgor’s obligations under the Note, subject to no other lien; and

(e)           This Agreement has been duly authorized, executed and delivered by Pledgor and constitutes a legal, valid and binding obligation of Pledgor enforceable against Pledgor in accordance with its terms.

The representations and warranties set forth in this Section 5 shall survive the execution and delivery of this Agreement.

6.             Covenants.            Pledgor covenants and agrees that until the Termination Date:

(a)           Without the prior written consent of Lender (which it can withhold, condition or delay in its sole and absolute discretion), Pledgor will not sell, assign, transfer,

pledge, or otherwise encumber any of its rights in or to any Pledged Collateral, or any unpaid dividends or other distributions or payments with respect to any Pledged Collateral, or grant a lien in the Pledged Collateral;

(b)           Pledgor will, at its expense, promptly execute, acknowledge and deliver all instruments and documents and take all such actions as Lender from time to time may reasonably request in order to ensure to Lender the benefits of the liens in and to the Pledged Collateral intended to be created by this Agreement, including the filing of any UCC financing statements, which may be filed by Lender with or (to the extent permitted by law) without the signature of Pledgor, and will cooperate with Lender, at Pledgor’s expense, in obtaining all necessary approvals and making all necessary filings under federal, state, local or foreign law in connection with such liens or any private sale or transfer of the Pledged Collateral, which sale or transfer would only occur upon the occurrence and during the continuance of an Event of Default; and

(c)           Pledgor has and will defend the title to the Pledged Collateral and the liens of Lender in the Pledged Collateral against the claim of any Person and will maintain and preserve such liens.

7.             Pledgor’s Rights.                So long as no Event of Default shall have occurred and be continuing and until written notice shall be given to Pledgor in accordance with Section 9(a):

(a)           Pledgor shall have the right, from time to time, to vote and give consents with respect to the Pledged Collateral or any part thereof for all purposes not inconsistent with the provisions of this Agreement or the Note; provided, that without the prior written consent of Lender (which it can withhold, condition or delay in its sole and absolute discretion), no vote shall be cast, and no consent shall be given or action taken, that would have the effect of impairing the position or interest of Lender in respect of the Pledged Collateral or that would authorize, effect or consent to: (i) the dissolution or liquidation, in whole or in part, of Lender; (ii) the consolidation or merger of Lender with any other entity (other than a merger in which Lender is the surviving entity); or (iii) the sale, disposition or encumbrance of all or substantially all of the assets of Lender.

(b)           Pledgor shall be entitled, from time to time, to collect and receive for its own use all dividends and other distributions paid in respect of the Pledged Shares, except for any and all dividends of stock in Lender; provided, that all such distributions and, until actually paid, all rights thereto, shall be subject to the lien in favor of Lender created by this Agreement.

(c)           All stock dividends and all other stock distributions paid or payable in respect of any of the Pledged Shares, whenever paid or made, shall, when actually paid, be delivered to Lender to hold as Pledged Collateral in the same form as so received (with any necessary endorsements).

8.             Events of Default. The occurrence of any of the following shall constitute an “Event of Default” under this Agreement:

(a)                                  Pledgor shall fail to perform any obligation under this Agreement; or

(b)           Pledgor shall fail to perform under the Note.

9.             Defaults and Remedies; Proxy.

(a)           Upon the occurrence and during the continuation of any Event of Default, and concurrently with written notice to Pledgor, Lender (personally or through an agent) is hereby authorized and empowered to transfer and register in its name or in the name of its nominee the whole or any part of the Pledged Collateral, to exchange certificates representing or evidencing Pledged Collateral for certificates of smaller or larger denominations, to exercise the voting and all other rights as a holder with respect thereto, to collect and receive all cash dividends and other distributions made thereon, to sell in one or more sales after ten days’ notice of the time and place of any public sale or of the time at which a private sale is to take place (which notice Pledgor agrees is commercially reasonable) the whole or any part of the Pledged Collateral and to otherwise act with respect to the Pledged Collateral as though Lender were the outright owner thereof.  Any sale shall be made at a public or private sale at Lender’s place of business, or at any place to be named in the notice of sale, either for cash or upon credit or for future delivery at such price as Lender may deem fair, and Lender may be the purchaser of the whole or any part of the Pledged Collateral so sold and hold the same thereafter in its own right free from any claim of Pledgor or any right of redemption.  Each sale shall be made to the highest bidder, but Lender reserves the right to reject any and all bids at such sale that, in its discretion, it shall deem inadequate.  Except as otherwise specifically provided for in this Agreement or the Note, demands of performance, notices of sale, advertisements and the presence of property at sale are hereby waived and any sale hereunder may be conducted by an auctioneer or any officer or agent of Lender.  PLEDGOR HEREBY IRREVOCABLY CONSTITUTES AND APPOINTS LENDER AS ITS PROXY AND ATTORNEY-IN-FACT WITH RESPECT TO THE PLEDGED COLLATERAL, INCLUDING THE RIGHT TO VOTE THE PLEDGED SHARES, WITH FULL POWER OF SUBSTITUTION TO DO SO.  THE APPOINTMENT OF LENDER AS PROXY AND ATTORNEY-IN-FACT IS COUPLED WITH AN INTEREST AND SHALL BE IRREVOCABLE UNTIL THE TERMINATION DATE.  IN ADDITION TO THE RIGHT TO VOTE THE PLEDGED SHARES, THE APPOINTMENT OF LENDER AS PROXY AND ATTORNEY-IN-FACT SHALL INCLUDE THE RIGHT TO EXERCISE ALL OTHER RIGHTS, POWERS, PRIVILEGES AND REMEDIES TO WHICH A HOLDER OF PLEDGED SHARES WOULD BE ENTITLED (INCLUDING GIVING OR WITHHOLDING WRITTEN CONSENTS OF SHAREHOLDERS, CALLING SPECIAL MEETINGS OF SHAREHOLDERS AND VOTING AT SUCH MEETINGS).  SUCH PROXY SHALL BE EFFECTIVE, AUTOMATICALLY AND WITHOUT THE NECESSITY OF ANY ACTION (INCLUDING ANY TRANSFER OF ANY PLEDGED SHARES ON THE RECORD BOOKS OF THE ISSUER THEREOF) BY ANY PERSON (INCLUDING ANY ISSUER OF ANY PLEDGED SHARES OR ANY OFFICER THEREOF), UPON THE OCCURRENCE OF AN EVENT OF DEFAULT.  NOTWITHSTANDING THE FOREGOING, LENDER SHALL NOT HAVE ANY DUTY TO EXERCISE ANY SUCH RIGHT OR TO PRESERVE THE SAME AND SHALL NOT BE LIABLE FOR ANY FAILURE TO DO SO OR FOR ANY DELAY IN DOING SO.

(b)           If, at the original time or times appointed for the sale of the whole or any part of the Pledged Collateral, (i) the highest bid, if there is but one sale, shall be inadequate to discharge in full all the Indebtedness, or (ii) such Pledged Collateral is offered for sale in lots, the highest bid for the lot offered for sale at any of such sales would indicate to Lender, in its discretion, that the proceeds of the sales of the whole of the Pledged Collateral would be unlikely to be sufficient to discharge all the Indebtedness, then Lender may, on one or more occasions and in its discretion, postpone any of said sales by public announcement at the time of sale or the time of previous postponement of sale, and no other notice of such postponement or postponements of sale need be given, any other notice being hereby waived; provided, that any sale or sales made after such postponement shall be after ten days’ notice to Pledgor.

(c)           If, at any time when Lender shall determine to exercise its right to sell the whole or any part of the Pledged Collateral hereunder, such Pledged Collateral or the part thereof to be sold shall not, for any reason whatsoever, be effectively registered under the Securities Act (or any similar statute), then Lender may, in its discretion (subject only to applicable requirements of law), sell such Pledged Collateral or part thereof by private sale in such manner and under such circumstances as Lender may deem necessary or advisable, but subject to the other requirements of this Section 9, and shall not be required to effect such registration or to cause the same to be effected.  Without limiting the generality of the foregoing, in any such event, Lender in its discretion may (i) in accordance with applicable securities laws proceed to make such private sale notwithstanding that a registration statement for the purpose of registering such Pledged Collateral or part thereof could be or shall have been filed under the Securities Act (or similar statute), (ii) approach and negotiate with a single possible purchaser to effect such sale, and (iii) restrict such sale to a purchaser who is an accredited investor under the Securities Act and who will represent and agree that such purchaser is purchasing for its own account, for investment and not with a view to the distribution or sale of such Pledged Collateral or any part thereof.  In addition to a private sale as provided above in this Section 9, if any of the Pledged Collateral shall not be freely distributable to the public without registration under the Securities Act (or similar statute) at the time of any proposed sale pursuant to this Section 9, then Lender shall not be required to effect such registration or cause the same to be effected but, in its discretion (subject only to applicable requirements of law), may require that any sale hereunder (including a sale at auction) be conducted subject to restrictions:

(i)            as to the financial sophistication and ability of any Person permitted to bid or purchase at any such sale;

(ii)           as to the content of legends to be placed upon any certificates representing the Pledged Collateral sold in such sale, including restrictions on future transfer thereof;

(iii)          as to the representations required to be made by each Person bidding or purchasing at such sale relating to such Person’s access to financial information about the issuer of the Pledged Collateral and such Person’s intentions as to the holding of the Pledged Collateral so sold for investment for its own account and not with a view to the distribution thereof; and

(iv)          as to such other matters as Lender may, in its discretion, deem necessary or appropriate in order that such sale (notwithstanding any failure so to register) may be effected in compliance with the Bankruptcy Code and other laws affecting the enforcement of creditors’ rights and the Securities Act and all applicable state securities laws.

(d)           Pledgor recognizes that Lender may be unable to effect a public sale of any or all the Pledged Collateral and may be compelled to resort to one or more private sales thereof in accordance with clause (c) above.  Pledgor also acknowledges that any such private sale may result in prices and other terms less favorable to the seller than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall not be deemed to have been made in a commercially unreasonable manner solely by virtue of such sale being private.  Lender shall be under no obligation to delay a sale of any of the Pledged Collateral for the period of time necessary to permit registration of such securities for public sale under the Securities Act, or under applicable state securities laws.

10.          Costs and Expenses.            Pledgor promises, to the extent permitted by applicable law, to reimburse Lender promptly for all reasonable costs and expenses incurred by Lender in performing any agreement of Pledgor which Pledgor shall fail to perform, or in taking any other action which Lender deems necessary for the maintenance or preservation of any Pledged Collateral or its interest therein, which costs and expenses shall constitute Indebtedness under this Agreement.

11.          Power of Attorney.

(a)           Pledgor hereby irrevocably appoints Lender, or any officer thereof, as Pledgor’s true and lawful attorney-in-fact coupled with an interest, with full power of substitution, to sign or endorse any instrument, document, or other writing necessary or desirable to transfer title or other rights to or in any of the Pledged Collateral; and to do all acts necessary or incidental to assert, protect and enforce Lender’s rights in the Pledged Collateral and under this Agreement.  Pledgor agrees that Pledgor will reimburse Lender promptly upon demand for any reasonable expenses Lender may incur while acting as Pledgor’s attorney-in-fact, which expenses shall constitute Indebtedness under this Agreement.

(b)           At any time, without notice, and at the expense of Pledgor, Lender in its name or in the name of Pledgor may, but shall not be obligated to (i) collect by legal proceedings or otherwise, endorse, receive and receipt for all distributions now or hereafter payable upon or on account of the Pledged Collateral; (ii) insure, process and preserve the Pledged Collateral; and (iii) participate in any recapitalization, reclassification, reorganization, consolidation, redemption, merger or liquidation of any issuer of securities which constitute Pledged Collateral, and in connection therewith may deposit or surrender control of the Pledged Collateral, accept money or other property in exchange for the Pledged Collateral, and take such action as it deems proper in connection therewith, and any other money or property received in exchange for the Pledged Collateral shall be applied to the Indebtedness or held by Lender thereafter as Pledged Collateral pursuant to the provisions hereof.

12.          Waivers of Pledgor.            Pledgor waives any right to require Lender to proceed against any Person, or to exhaust any Pledged Collateral or to pursue any remedy in Lender’s power whatsoever.  Lender shall not be required to make presentment, demand or protest, or give any notices thereof, or take any action to preserve rights against prior parties with respect to any of the Pledged Collateral.  Pledgor waives the right to plead any statute of limitations or any defense to the personal liability of Pledgor as a defense to Lender’s exercise of any right or remedy hereunder.  No delay on Lender’s part in exercising any power of sale, lien, option or other right hereunder, and no notice or demand that may be given to or made upon Pledgor by Lender with respect to any power of sale, lien, option or other right hereunder, shall constitute a waiver thereof, or limit or impair Lender’s right to take any action or to exercise any power of sale, lien, option, or any other right hereunder, without notice or demand, or prejudice Lender’s rights as against Pledgor in any respect.

13.          Non-Waiver.         Lender may, in the exercise of its sole discretion, waive an Event of Default, or cure an Event of Default at Pledgor’s expense.  Any such waiver shall be subject to Section 15 (c) below.

14.          Lender’s Duties.

(a)           Lender’s sole duty with respect to the Pledged Collateral in its possession shall be to use reasonable care in the custody and preservation thereof.  Lender shall be deemed to have exercised reasonable care in the custody and preservation of such Pledged Collateral if such Pledged Collateral is accorded treatment substantially equal to that which Lender accords its own property, it being understood that Lender shall not have any responsibility for ascertaining or taking action with respect to calls, conversions, exchanges, maturities, declining value, tenders or other matters relative to any Pledged Collateral, regardless of whether Lender has or is deemed to have knowledge of such matters; or taking any necessary steps to preserve any rights against any person with respect to any Pledged Collateral.  Under no circumstances shall Lender be responsible for any injury or loss to the Pledged Collateral, or any part thereof, arising from any cause beyond the reasonable control of Lender.

(b)           Lender may at any time deliver the Pledgor Collateral or any part thereof to Pledgor and the receipt of Pledgor shall be a complete and full acquittance for the Pledged Collateral so delivered, and Lender shall thereafter be discharged from any liability or responsibility therefor.

15.          General Provisions.

(a)           Notices. Any notices given by any party under this Agreement or the Note shall be in writing and shall either be served personally or by registered or certified mail, return receipt requested. Each party may change the address to which notices, requests and other communications are to be sent by giving written notice of such change to each other party.

(b)           Binding Effect.     This Agreement shall be binding upon Pledgor, its permitted successors, representatives and assigns, and shall inure to the benefit of Lender and its successors, representatives and assigns; provided however that Pledgor may not assign or transfer’s Pledgor’s obligations under this Agreement without Lender’s prior written consent (which it can withhold, condition or delay in its sole and absolute discretion).

(c)           No Waiver.            Any waiver, consent or approval by Lender of any Event of Default or breach of any provision, condition or covenant of this Agreement or the Note must be in writing and shall be effective only to the extent set forth in writing.  No waiver of any breach or default shall be deemed a waiver of any later breach or default of the same or any other provision of this Agreement or the Note.  No failure or delay on the part of Lender in exercising any power, right or privilege under this Agreement or the Note shall operate as a waiver thereof, and no single or partial exercise of any such power, right or privilege shall preclude any further exercise thereof, or the exercise of any further power, right or privilege.

(d)           Rights Cumulative.             All rights and remedies existing under this Agreement are cumulative to, and not exclusive of, any other rights or remedies available under contract or applicable law.

(e)           Unenforceable Provisions. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall be so only as to such jurisdiction and only to the extent of such prohibition or unenforceability, but all the remaining provisions of this Agreement shall remain valid and enforceable.

(f)            Choice of Law; Amendments.            This Agreement shall be binding upon and inure to the benefit of Pledgor and Lender and their respective successors and assigns (to the extent permitted hereunder), and shall be governed by, and construed and enforced in accordance with, the internal laws of state of California, excluding conflict of laws principles that would cause the application of laws of any other jurisdiction, and none of the terms or provisions of this Agreement may be waived, altered, modified or amended except in writing duly signed for and on behalf of Lender, and Pledgor.

(g)           Indemnification.   Pledgor shall pay and protect, defend and indemnify Lender and Lender’s employees, officers, directors, shareholders, affiliates, correspondents, agents and representatives (other than Lender, collectively “Agents”) against, and hold Lender and each such Agent harmless from, all claims, actions, proceedings, liabilities, damages, losses, expenses (including, without limitation, attorneys’ fees and costs) and other amounts incurred by Lender and each such Agent, arising from the matters contemplated by this Agreement; provided, however, that this indemnification shall not apply to any of the foregoing incurred solely as the result of Lender’s or any Agent’s gross negligence or willful misconduct.  This indemnification shall survive the payment and satisfaction of all of Pledgor’s obligations and liabilities to Lender.

(h)           Reimbursement.  Pledgor shall reimburse Lender for all costs and expenses, including without limitation reasonable attorneys’ fees and disbursements (and fees and disbursements of Lender’s in-house counsel) expended or incurred by Lender in any arbitration, mediation, judicial reference, legal action or otherwise in connection with (a) the enforcement of this Agreement, (b) any proceeding for declaratory relief, any counterclaim to any proceeding, or any appeal, or (c) the protection, preservation or enforcement of any rights of Lender.  For the purposes of this section, attorneys’ fees shall include, without limitation, fees incurred in connection with the following:  (1) contempt proceedings; (2) discovery; (3) any motion, proceeding or other activity of any kind in connection with a bankruptcy proceeding or case arising out of or relating to any petition under the Bankruptcy Code, as the same shall be in effect from time to time, or any similar law; (4) garnishment, levy, and Pledgor and/or third party examinations; and (5) postjudgment motions and proceedings of any kind, including without limitation any activity taken to collect or enforce any judgment.

(i)            Entire Agreement.              This Agreement is intended by Pledgor and Lender as the final expression of Pledgor’s obligations to Lender in connection with the Pledged Collateral and supersedes all prior understandings or agreements concerning the subject matter hereof.

(j)            Counterparts.       This Agreement may be executed in any number of counterparts, which shall, collectively and separately, constitute one agreement.  Delivery of an executed counterpart of a signature page to this Agreement by facsimile transmission shall be effective as delivery of a manually executed counterpart thereof.

(k)           Jurisdiction.         Debtor hereby expressly consents to jurisdiction and venue for any litigation arising out of, under or related to this Agreement in the federal and state courts of California.

16.          Termination and Release of Pledged Shares.                When all of the Indebtedness has been fully and completely discharged and this Agreement is terminated, Lender shall return to Pledgor the Pledged Shares and other Pledged Collateral then held by Lender under this Agreement.

IN WITNESS WHEREOF, Pledgor has executed this Agreement as of the date of the preamble.

PLEDGOR:

G. CARTER SEDNAOUI